UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	March 21, 2007

THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

        On March 21, 2007, a subsidiary of Marcus Theatres Corporation (“MTC”), a subsidiary of The Marcus Corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Cinema Entertainment Corp. (“CEC”) and certain related parties pursuant to which the subsidiary of MTC will acquire 11 owned and/or leased multi-screen motion picture theatres in portions of Minnesota, Wisconsin, North Dakota and Iowa for a purchase price of approximately $75,650,000, subject to certain adjustments.

        Completion of the transactions contemplated by the Purchase Agreement is subject to certain customary closing conditions and approvals, including early termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Act.

        The Company will finance the acquisition by using available cash-on-hand and drawing from its current credit facility.

        The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as an exhibit hereto.

Item 9.01.       Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(2.1)	Asset Purchase Agreement, dated as of March 21, 2007, by and among Marcus Midwest, LLC, Cinema Entertainment Corp., Robert A. Ross, David M. Ross, Anthony D. Tillemans, Ross Becker Properties, LLP, and Marcus Theatres Corporation, as guarantor. [Schedules and exhibits to this document are not being filed herewith. The Company agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.]

(99.1)	Press Release of The Marcus Corporation, dated March 22, 2007, regarding entry by Marcus Theatres Corporation into an Asset Purchase Agreement with Cinema Entertainment Corp. and certain related parties.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: March 22, 2007	By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer

THE MARCUS CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.1)	Asset Purchase Agreement, dated as of March 21, 2007, by and among Marcus Midwest, LLC, Cinema Entertainment Corp., Robert A. Ross, David M. Ross, Anthony D. Tillemans, Ross Becker Properties, LLP, and Marcus Theatres Corporation, as guarantor. [Schedules and exhibits to this document are not being filed herewith. The Company agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.]

(99.1)	Press Release of The Marcus Corporation, dated March 22, 2007, regarding entry by Marcus Theatres Corporation into an Asset Purchase Agreement with Cinema Entertainment Corp. and certain related parties.